[Letterhead of Pitney, Hardin, Kipp & Szuch LLP]

August 12, 2002 VIA EDGAR Securities and Exchange Commission 450 Fifth Street, N.W. Judiciary Plaza Washington, DC 20549

Re:	Linens ’n Things, Inc. - Quarterly Report on Form 10-Q For the Quarterly Period ending June 29, 2002

Submitted herewith for filing on behalf of Linens ’n Things, Inc., a Delaware corporation, is a Quarterly Report on Form 10-Q and accompanying written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Should you have any questions regarding this filing, please contact the undersigned at 973-966-6300.

Sincerely, WARREN J. CASEY